Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

19.       Subsequent Events:

a)	In January 2025, the Company entered into a loan agreement with ING, London Branch for a loan amount of up to $185,000 (the “ING $185,000 Facility”) which was drawn on January 24, 2025. The funds were used to refinance the outstanding amount of $154,920 under the existing ING Facility. The ING $185,000 Facility matures in January 2030 and is secured by first priority mortgages on 17 vessels which were part of the collateral vessels of the ING Facility.

b)	In January 2025, following the prepayment of the ING Facility, the Company terminated the existing interest rate swap agreements with ING, early for the vessels Peloreus and Leviathan which were originally set to mature in October 2025 (Note 18).

c)	In January 2025, the Company prepaid the amount of $35,715 under the remaining tranche of the existing ABN $97,150 Facility secured by the vessels Star Eva, Star Aphrodite, Star Lydia and Star Nicole.
d)	Pursuant to the Share Repurchase Program in January, February and March 2025, we repurchased 500,000 shares, 400,000 shares and 381,558 shares, respectively, in open market transactions at an average price of $15.26 per share for an aggregate consideration of $19,553.

e)	On February 6, 2025, the Company agreed to sell the vessel Bittern (Note 5) which is expected to be delivered to her new owners by May 2025.
f)	In February 2025, the Company prepaid the outstanding amount of $7,800 under the existing SEB $39,000 Facility secured by the vessels Star Marilena, Star Borneo and Star Bueno and following the prepayment of the SEB $39,000 Facility, the Company terminated the existing interest rate swap agreements with SEB early for the three aforementioned vessels which were originally set to mature in January 2026.
g)	On February 18, 2025, pursuant to the Company’s dividend policy, the Company’s Board of Directors declared a quarterly cash dividend of $0.09 per share payable on or about March 18, 2025 to all shareholders of record as of March 4, 2025.

h)	In February, 2025, the Company agreed to sell the vessels Star Omicron and Strange Attractor. Star Omicron was delivered to her new owners on March 7, 2025, while vessel Strange Attractor is expected to be delivered to her new owners by the early April 2025. Overall, in connection with the sales of these vessels along with the sale of Bittern (as discussed in Notes 5 and 19e), we expect to collect total gross proceeds of $29,235, make debt prepayments of $13,193 and recognize a loss on sale of approximately $2,169.

i)	In February 2025, the Company received a credit committee approval from ABN AMRO Bank for a senior secured revolving facility of an amount of up to $50,000 (the “ABN Revolving Facility”). Each facility amount provided under the ABN Revolving Facility will be repayable within one year from its drawdown date, with the option to extend repayment for an additional 12 months upon mutual agreement. With the drawdown of of the ABN Revolving Facility, the agreement will be secured by a cross-collateralized first priority mortgage on the vessels Star Eva, Star Aphrodite, Star Lydia and Star Nicole.

j)	In March, 2025, the Company entered into a loan agreement with Taipei Fubon Commercial Bank Co., Ltd. for a loan amount of up to $43,000 (the “Fubon $43,000 Facility”), which is expected to be drawn by the end of the first quarter of 2025. The Fubon $43,000 Facility will mature five years after the drawdown and will be secured by first-priority mortgages on the vessels Peloreus and Leviathan.